Exhibit 32(a)
SECTION 1350 CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the “Corporation”), does hereby certify that:

The Annual Report on Form 10-K for the year ended January 1, 2006 (the “Form 10-K”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Robert D. Wachob
Robert D. Wachob President and Chief Executive Officer March 31, 2006

/s/ Dennis M. Loughran
Dennis M. Loughran Vice President, Finance and Chief Financial Officer March 31, 2006